Exhibit 99.1
Press Release
For further information, please contact:
Daniel R. Kadolph, Executive Vice President and Chief Financial Officer
(708) 450-6759
MIDWEST BANC HOLDINGS REPORTS SECOND QUARTER RESULTS
Net Interest Margin Expands as Loan Growth Continues
Melrose Park, Illinois (July 25, 2006) — Midwest Banc Holdings, Inc. (NASDAQ: MBHI) reported increased loan levels and an improved net interest margin for the second quarter of 2006 versus both the year-earlier quarter and the first quarter of 2006.
“We continue to make steady progress in retail activity in our branches and in our corporate business. We look forward to further improvement following the integration of Royal American Bank and Midwest Bank and Trust Company,” said James J. Giancola, president and chief executive officer. Royal American’s results are not included Midwest Banc Holdings’ results through the second quarter of 2006, as the acquisition was effective July 1, 2006. “Collaboration between Royal American and Midwest bankers has already yielded several expanded account relationships, and we anticipate an acceleration of these cross-selling efforts as we move forward under the Midwest Bank banner.”
Giancola noted that Midwest Bank recently launched a branding effort that positions Midwest Bank as The Bank Where You Belong. With the re-branding of Royal American branches scheduled for the end of July and the recent opening of Midwest Bank’s Franklin Park branch, it is hoped that this marketing initiative will lead to an increase in business at the 24 Midwest Bank branches—up from 17 at the close of the first quarter.
Second Quarter Results Show Benefit of Increase in Net Interest Margin and Loans
Net income was $2.9 million, or $0.13 per diluted share, in the second quarter of 2006 compared to $5.9 million, or $0.27 per diluted share, in the first quarter of this year. As reported last week, the downgrading of $15.3 million in loans to a single customer led to a loan loss provision of $5.0 million for the second quarter and offset what otherwise would have been a slight increase in net income when compared to the first quarter of the year. Excluding that provision, net income would have increased from a year-earlier level to $6.0 million, or $0.27 per diluted share. The loan loss provision reduced net income by $3.1 million, or $0.14 per diluted share. Balance sheet repositioning led to a loss from continuing operations in the second quarter of 2005. Core earnings from continuing operations in that period (see reconciliation tables) were $1.9 million, or $0.10 per share. Core income from continuing operations is income from continuing operations excluding the balance sheet repositioning charges. Management believes that core income from continuing operations is a more useful measure of operating performance since it excludes items that are not recurring in nature. In addition, core income from continuing operations provides greater insight into comparisons between periods by eliminating the impact of specific charges relating to the balance sheet repositioning.

$ in thousands	2Q2006	1Q2006	4Q2005	3Q2005	2Q2005
Interest Income	$35,290	$33,359	$32,101	$28,880	$26,731
Interest Expense	$17,737	$16,198	$14,385	$12,457	$12,661
Net Interest Income	$17,553	$17,161	$17,716	$16,423	$14,070
Net Interest Margin-FTE	3.46%	3.39%	3.57%	3.53%	3.08%
Core Efficiency Ratio (1)	57.38%	55.20%	50.66%	53.75%	65.04%
(1)	Excludes balance sheet repositioning charges. See attached reconciliation table.
Net interest income increased to $17.6 million in the second quarter, an increase of 2% from $17.2 million in the first quarter of 2006 and 25% higher than $14.1 million in the second quarter of 2005. The increase in net interest income occurred due to an increase in loans outstanding and a stronger net interest margin. Total loans of $1.4 billion on June 30, 2006 were up 1% from the end of the first quarter and 17% from a year earlier. The net interest margin widened to 3.46% in the second quarter from 3.39% in the first quarter and 3.08% in the year-ago period.
Noninterest-bearing deposits increased 3% to $165.8 million on June 30, 2006 from $161.5 million on March 31, 2006, while growing 6% from the $157.1 million level reported a year earlier. Average noninterest-bearing deposits increased during the second quarter by 8% to $161.5 million compared to $148.9 million from the first quarter of 2006. Interest-bearing deposits declined 3% to $1.4 billion on June 30, 2006 from $1.5 billion three months earlier and were up 5% from $1.3 billion on June 30, 2005. Deposit levels declined slightly from the end of the first quarter, while rising from year-earlier levels. Total deposits of $1.6 billion were down 2% from the end of the first quarter and up 5% from June 30, 2005. Deposit retention and new account openings have improved though significant competitive pressures remain.
Notable improvements are reflected in noninterest income. Service charges on deposits rose 18% to $1.4 million in the second quarter from $1.2 million in the first quarter of 2006. Gains on sales of mortgage loans grew 125% to $205,000 when compared to the first quarter of 2006, due to the higher volume of loans sold. The company also recognized a $625,000 gain on the extinguishment of an FHLB advance in the second quarter of 2006.
The company’s core efficiency ratio increased to 57.38% in the second quarter from 55.20% in the first quarter, but remained within an acceptable range and was down significantly from 65.04% in the second quarter of 2005. The increase in the core efficiency ratio reflected the increase in noninterest expenses. The number of full-time equivalent employees increased by 8 compared to the first quarter of 2006 and 42 compared to June 30, 2005. The company has added to its management structure in the areas of revenue production, support, and risk management.

Six-Month Results Demonstrate Continuing Improvements
For the first six months of 2006, net income expanded to $8.8 million, or $0.40 per diluted share, from core income from continuing operations (see reconciliation tables) of $4.8 million, or $0.26 per diluted share, in the same period of 2005. Net interest income grew 27% to $34.7 million from $27.3 million, while the net interest margin widened to 3.43% from 3.05%. Gains on sales of mortgage loans grew 114% to $296,000 compared to the same period in 2005. Insurance and brokerage commissions increased 30% to $998,000 compared to $766,000 for the first six months of 2005. Average loans improved 21% to $1.4 billion from $1.2 billion in the first half of 2005, while annualized return on average assets from continuing operations improved to 0.77% from 0.43%.
Asset Quality Ratios

	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005
Allowance for loan losses as a % of loans	1.47	1.26	1.32	1.41	1.43
Nonaccruing loans as a % of loans	0.77	0.56	0.59	0.54	0.54
Allowance for loan losses as a % of nonaccruing loans	191	225	225	261	263
Net loan charge-offs as a % of QTD average loans	0.53	0.01	0.12	0.08	0.13
Nonperforming assets to total assets	0.68	0.81	0.83	0.81	0.71
Total nonperforming assets declined to 0.68% of total assets at June 30, 2006 from 0.81% on March 31, 2006 and 0.71% on June 30, 2005. Asset quality ratios remain at satisfactory levels, despite the downgrading of a $15.3 million loan relationship linked to a single long-standing customer. The company reported last week that the uncertainty of the customer’s ability to collect on a major receivable reduced that customer’s credit standing and led to the loan being classified as substandard. Although payments remain current on the account, the company recorded a $5.0 million provision for loan losses and allocated an additional $3.0 million of existing reserves to this account. Of this loan relationship, $5.0 million was placed on nonaccrual, representing the unsecured portion of the borrowing.
Following these actions, nonaccruing loans increased to 0.77% of total loans from 0.56% on March 31, 2006 and 0.54% on June 30, 2005. The allowance for loan losses increased to 1.47% of total loans from 1.26% at the close of the first quarter and 1.43% a year ago. The allowance for loan losses at June 30, 2006 represented 191% of nonaccruing loans, versus 225% three months earlier and 263% a year ago.
During the second quarter, the company took a $1.8 million charge-off on a separate loan relationship which it had specifically reserved for at the end of 2005. At the same time, the company benefited from the sale of properties included in a townhouse project previously held in other real estate. As a result of this sale, other real estate declined to $5.2 million on June 30,

2006 from $11.0 million on March 31, 2006. The company recognized $178,000 in expenses with the sale of these properties during the second quarter.
Balance Sheet Strength Reflects Performance

$ in thousands,
except per share
data	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005
Total assets	$2,361,602	$2,336,448	$2,307,608	$2,225,097	$2,526,163
Total loans	$1,422,830	$1,403,700	$1,349,996	$1,276,026	$1,217,825
Investment securities and other related assets (2)	$719,534	$733,449	$758,357	$749,930	$735,163
Deposits	$1,584,067	$1,616,634	$1,523,384	$1,533,225	$1,502,208
Deposits (noninterest- bearing)	$165,837	$161,528	$158,406	$154,652	$157,055
Deposits (interest- bearing)	$1,418,230	$1,455,106	$1,364,978	$1,378,573	$1,345,153
Loan/Deposit Ratio	90%	87%	89%	83%	81%
Borrowings	$527,275	$473,618	$538,480	$442,255	$481,319
Stockholders’ Equity	$213,112	$219,187	$216,126	$215,186	$140,099
Book Value Per Share	$9.71	$9.99	$9.91	$9.87	$7.65
(2)	Includes investment securities, federal funds and other short-term investments, and net due from broker. See attached reconciliation table.
Midwest Banc Holdings, Inc. reported a small increase in loans and a small decrease in deposits during the second quarter of 2006, leading to an increase in the loan to deposit ratio to 90% on June 30, 2006 from 87% on March 31, 2006 and 81% on June 30, 2005. Average noninterest-bearing deposits increased during the first quarter by 8% to $161.5 million compared to $148.9 million from the first quarter of 2006. The company’s securities and other related assets decreased 2% to $719.5 million from $733.4 million three months earlier and $735.2 million on June 30, 2005. Borrowings increased 11% to $527.3 million at the close of the second quarter from $473.6 million on March 31, 2006 and were up 10% from $481.3 million a year earlier.
Stockholders’ Equity
Previously, the company reported that its board of directors increased its quarterly dividend by 8% to $0.13 per common share from $0.12 per share; an annualized rate of $0.52 per common share. In addition, the board of directors announced a 5% stock repurchase program. The company is now in a position to repurchase shares of its common stock from time to time in the open market or in privately negotiated transactions as market conditions warrant.

Royal American Merger Creates New Opportunity
Addressing the company’s outlook, Giancola said he expects continued improvement as Midwest Bank and Royal American integrate their operations and staffs. While the Chicago area banking market is highly competitive, the expanded Midwest Bank and Trust franchise is comprised of highly committed and experienced community bankers.
“As community bankers, we recognize the importance of long-term relationships that result from our own commitment to the customers we serve,” he said. “This has been the hallmark of Midwest Bank and Royal American Bank for many years, and our combined organizations have all the resources required to thrive in our markets.”
The merger of Royal American Bank into Midwest Bank and Trust Company was effective July 1, 2006. The company anticipates a one-time charge after-tax of $1.6 million, or $0.07 per diluted share, in the quarter ending September 30, 2006, and annualized after-tax savings of approximately $1.8 million, or $0.08 per share, on a going forward basis, including savings expected to be realized during the third quarter. The integration plan, including the data processing conversion, are on path for timely completion.
James J. Giancola, president and chief executive officer, and Daniel R. Kadolph, chief financial officer, will review financial results and outlook with investors via a webcast and conference call to be conducted on Wednesday, July 26, at 11:00 a.m. EDT/10:00 a.m. CDT. Interested parties wishing to participate in the interactive portion of the call can dial in at (877) 407-0778 or (201) 689-8565 for international calls. The live webcast can be accessed at www.midwestbanc.com and will be available for replay on that website through October 26, 2006. The audio replay may be accessed through August 2, 2006 at (877) 660-6853 or (201) 612-7415 for international calls, account number 286, conference ID number 208073. Information on MBHI is available on the Internet at www.midwestbanc.com.
Midwest Banc Holdings, Inc. provides a wide range of retail and commercial lending services, personal and corporate trust services, residential mortgage origination, and securities and insurance brokerage activities throughout the greater Chicago metropolitan area. The Company’s principal operating subsidiaries are: Midwest Bank and Trust Company, Midwest Financial and Investment Services, Inc., Midwest Bank Insurance Services, LLC, and Royal American Investment Services, Inc.
###
     This press release contains certain “Forward-Looking Statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and should be reviewed in conjunction with the Company’s Annual Report on Form 10-K and other publicly available information regarding the Company, copies of which are available from the Company upon request. Such publicly available information sets forth certain risks and uncertainties related to the Company’s business which should be considered in evaluating “Forward-Looking Statements.”

MIDWEST BANC HOLDINGS, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)

	June 30,	December 31,	June 30,
	2006	2005	2005
	(Unaudited)		(Unaudited)
ASSETS
Cash	$61,804	$58,329	$44,902
Federal funds sold and other short-term investments	52,152	12,270	9,294

Total cash and cash equivalents	113,956	70,599	54,196
Securities available-for-sale	623,222	687,937	443,233
Securities held-to-maturity (fair value: $49,629 at June 30, 2006, $58,332 at December 31, 2005, and $74,807 at June 30, 2005)	52,363	59,451	75,012
Federal Reserve and Federal Home Loan Bank stock, at cost	16,105	14,661	13,974
Loans held for sale	3,639	1,912	1,201
Loans	1,422,830	1,349,996	1,217,825
Allowance for loan losses	(20,874)	(17,760)	(17,419)

Net loans	1,401,956	1,332,236	1,200,406
Cash value of life insurance	51,383	44,433	44,117
Premises and equipment, net	22,965	22,247	22,700
Other real estate	5,237	11,154	11,399
Core deposit and other intangibles, net	1,592	1,788	2,002
Goodwill	891	891	891
Due from broker	—	—	324,043
Assets held for sale	—	—	282,495
Other assets	68,293	60,299	50,494

Total assets	$2,361,602	$2,307,608	$2,526,163

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Deposits
Noninterest-bearing	$165,837	$158,406	$157,055
Interest-bearing	1,418,230	1,364,978	1,345,153

Total deposits	1,584,067	1,523,384	1,502,208
Federal funds purchased	—	68,000	73,000
Securities sold under agreements to repurchase	221,603	264,808	202,647
Advances from the Federal Home Loan Bank	250,000	150,000	150,000
Junior subordinated debt owed to unconsolidated trusts	55,672	55,672	55,672
Due to broker	8,203	1,301	116,419
Liabilities held for sale	—	—	255,728
Other liabilities	28,945	28,317	30,390

Total liabilities	2,148,490	2,091,482	2,386,064

STOCKHOLDERS’ EQUITY
Preferred stock, $0.01 par value, 1,000,000 shares authorized; none issued	—	—	—
Common stock, $0.01 par value, 64,000,000 shares authorized; 22,265,568 shares issued at June 30, 2006, 22,139,089 shares issued at December 31, 2005, and 18,668,140 shares issued at June 30, 2005	222	221	187
Additional paid-in capital	137,122	134,857	66,114
Retained earnings	95,424	92,121	79,182
Unearned stock-based compensation	(2,786)	(3,013)	(2,605)
Accumulated other comprehensive loss	(16,380)	(7,606)	(1,676)
Treasury stock, at cost (319,627 shares at June 30, 2006, 325,311 shares at December 31, 2005, and 345,921 shares at June 30, 2005)	(490)	(454)	(1,103)

Total stockholders’ equity	213,112	216,126	140,099

Total liabilities and stockholders’ equity	$2,361,602	$2,307,608	$2,526,163

MIDWEST BANC HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(In thousands, except per share data)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2006	2006	2005	2005	2005
Interest Income
Loans	$26,663	$24,387	$22,983	$20,825	$18,897
Securities
Taxable	7,469	7,922	8,174	7,192	7,349
Exempt from federal income taxes	833	819	669	340	145
Trading securities	—	—	—	198	124
Dividend income from Federal Reserve and Federal Home Loan Bank stock	139	137	157	183	192
Federal funds sold and other short-term investments	186	94	118	142	24

Total interest income	35,290	33,359	32,101	28,880	26,731
Interest Expense
Deposits	12,323	10,737	9,470	8,521	8,323
Federal funds purchased	150	248	412	317	236
Securities sold under agreement to repurchase	2,208	2,671	2,216	1,404	1,529
Advances from the Federal Home Loan Bank	1,982	1,539	1,335	1,340	1,594
Junior subordinated debt owed to unconsolidated trusts	1,074	1,003	952	875	979

Total interest expense	17,737	16,198	14,385	12,457	12,661

Net interest income	17,553	17,161	17,716	16,423	14,070
Provision for loan losses	5,000	—	149	813	813

Net interest income after provision for loan losses	12,553	17,161	17,567	15,610	13,257
Noninterest Income
Service charges on deposit accounts	1,415	1,203	1,273	1,335	1,305
Net losses on securities transactions	—	(195)	—	—	(17,184)
Net trading profits	—	—	13	269	118
Gains on sale of loans	205	91	103	116	76
Insurance and brokerage commissions	486	512	339	414	381
Trust	86	77	79	80	77
Increase in cash surrender value of life insurance	534	490	478	399	542
Life insurance benefit	—	—	—	789	—
Gain on extinguishment of debt	625	625	—	—	—
Other	250	210	253	160	259

Total noninterest income	3,601	3,013	2,538	3,562	(14,426)
Noninterest Expenses
Salaries and employee benefits	7,618	7,482	6,447	6,889	6,846
Occupancy and equipment	1,647	1,456	993	1,576	1,538
Professional services	1,267	1,080	1,355	1,029	1,188
Loss on extinguishment of debt	—	—	—	—	13,125
Other	2,509	1,867	2,069	1,783	4,973

Total noninterest expenses	13,041	11,885	10,864	11,277	27,670

Income (loss) before income taxes and discontinued operations	3,113	8,289	9,241	7,895	(28,839)
Provision for income taxes	223	2,348	2,571	1,982	(11,690)

Income (loss) from continuing operations	2,890	5,941	6,670	5,913	(17,149)

Discontinued operations
Income (loss) from discontinued operations before income taxes	—	—	—	6,554	1,050
Provision for income taxes	—	—	—	925	251

Income (loss) from discontinued operations	—	—	—	5,629	799

Net Income (Loss)	$2,890	$5,941	$6,670	$11,542	$(16,350)

Basic earnings per share from continuing operations	$0.13	$0.27	$0.31	$0.30	$(0.94)

Basic earnings per share from discontinued operations	$0.00	$0.00	$0.00	$0.28	$0.04

Basic earnings per share	$0.13	$0.27	$0.31	$0.58	$(0.90)

Diluted earnings per share from continuing operations	$0.13	$0.27	$0.30	$0.29	$(0.94)

Diluted earnings per share from discontinued operations	$0.00	$0.00	$0.00	$0.28	$0.04

Diluted earnings per share	$0.13	$0.27	$0.30	$0.57	$(0.90)

Cash dividends per common share	$0.13	$0.12	$0.12	$0.12	$0.12

MIDWEST BANC HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(In thousands, except per share data)

	Six Months Ended
	June 30,	June 30,
	2006	2005
Interest Income
Loans	$51,050	$36,139
Securities
Taxable	15,391	14,063
Exempt from federal income taxes	1,652	239
Trading securities	—	190
Dividend income from Federal Reserve and Federal Home Loan Bank stock	276	387
Federal funds sold and other short-term investments	280	245

Total interest income	68,649	51,263
Interest Expense
Deposits	23,060	16,076
Federal funds purchased	398	287
Securities sold under agreement to repurchase	4,879	2,593
Advances from the Federal Home Loan Bank	3,521	3,026
Junior subordinated debt owed to unconsolidated trusts	2,077	1,964
Notes payable	—	9

Total interest expense	33,935	23,955

Net interest income	34,714	27,308
Provision for loan losses	5,000	1,627

Net interest income after provision for loan losses	29,714	25,681
Noninterest Income
Service charges on deposit accounts	2,618	2,531
Net losses on securities transactions	(195)	(17,440)
Net trading profits	—	131
Gains on sale of loans	296	138
Insurance and brokerage commissions	998	766
Trust	163	144
Increase in cash surrender value of life insurance	1,024	888
Gain on extinguishment of debt	1,250	—
Other	460	497

Total noninterest income	6,614	(12,345)
Noninterest Expenses
Salaries and employee benefits	15,100	13,357
Occupancy and equipment	3,103	3,015
Professional services	2,347	2,339
Loss on extinguishment of debt	—	13,125
Other	4,376	6,550

Total noninterest expenses	24,926	38,386

Income (loss) before income taxes and discontinued operations	11,402	(25,050)
Provision for income taxes	2,571	(10,878)

Income (loss) from continuing operations	8,831	(14,172)

Discontinued operations
Income (loss) from discontinued operations before income taxes	—	2,682
Provision for income taxes	—	778

Income (loss) from discontinued operations	—	1,904

Net Income (Loss)	$8,831	$(12,268)

Basic earnings per share from continuing operations	$0.40	$(0.78)

Basic earnings per share from discontinued operations	$0.00	$0.11

Basic earnings per share	$0.40	$(0.67)

Diluted earnings per share from continuing operations	$0.40	$(0.78)

Diluted earnings per share from discontinued operations	$0.00	$0.11

Diluted earnings per share	$0.40	$(0.67)

Cash dividends per common share	$0.25	$0.24

MIDWEST BANC HOLDINGS, INC.
CONSOLIDATED NET INTEREST MARGIN
     The following tables set forth the average balances, net interest income and expense and average yields and rates for the Company’s interest-earning assets and interest-bearing liabilities for the indicated periods on a tax-equivalent basis assuming a 35% tax rate for 2006 and 2005.

	For the Three Months Ended
	June 30, 2006			June 30, 2005			March 31, 2006
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
	(Dollars in thousands)
Interest-Earning Assets:
Federal funds sold and interest- bearing deposits due from banks	$11,834	$186	6.29%	$2,883	$24	3.33%	$9,939	$94	3.78%
Securities:
Taxable(1)	601,238	7,893	5.25	683,823	7,887	4.61	652,066	8,337	5.11
Exempt from federal income taxes(1)	87,396	1,281	5.86	14,140	223	6.31	85,601	1,260	5.89

Total securities	688,634	9,174	5.32	697,963	8,110	4.64	737,667	9,597	5.20
FRB and FHLB stock	14,851	139	3.74	13,834	192	5.55	14,661	137	3.74
Loans:
Commercial loans(1)(3)(4)	208,637	4,172	8.00	178,329	2,890	6.48	195,831	3,704	7.57
Commercial real estate loans(1)(3)(4)(6)	979,351	18,655	7.62	832,993	13,536	6.50	946,846	17,161	7.25
Agricultural loans(1)(3)(4)	2,540	49	7.72	1,465	26	7.10	2,009	37	7.37
Consumer real estate loans(3)(4)(6)	227,913	3,768	6.61	169,117	2,452	5.80	219,997	3,475	6.32
Consumer installment loans(3)(4)	4,557	90	7.90	3,793	69	7.28	4,441	83	7.48

Total loans	1,422,998	26,734	7.52	1,185,697	18,973	6.40	1,369,124	24,460	7.16

Total interest-earning assets	$2,138,317	$36,233	6.76%	$1,900,377	$27,299	5.76%	$2,131,391	$34,288	6.44%

Interest-Bearing Liabilities:
Deposits:
Interest-bearing demand deposits	$136,094	$269	0.79%	$186,450	$743	1.59%	$144,609	$280	0.77%
Money-market demand accounts and savings accounts	276,221	1,158	1.68	344,722	1,403	1.63	294,002	1,215	1.65
Time deposits less than $100,000	758,439	7,685	4.05	758,556	5,844	3.08	762,412	7,075	3.71
Time deposits of $100,000 or more	260,695	3,068	4.71	38,547	275	2.85	187,239	2,019	4.31
Public funds	12,539	143	4.56	9,677	58	2.40	13,866	148	4.27

Total interest-bearing deposits	1,443,988	12,323	3.40	1,337,952	8,323	2.48	1,402,128	10,737	3.08
Borrowings:
Federal funds purchased and repurchase agreements	207,660	2,358	4.54	246,203	1,765	2.87	284,390	2,919	4.11
FHLB advances	206,594	1,982	3.84	118,195	1,594	5.39	170,556	1,539	3.61
Notes payable and other borrowings	55,672	1,074	7.72	55,672	979	7.03	55,672	1,003	7.21

Total borrowings	469,926	5,414	4.60	420,070	4,338	4.12	510,618	5,461	4.28

Total interest-bearing liabilities	$1,913,914	$17,737	3.72%	$1,758,022	$12,661	2.88%	$1,912,746	$16,198	3.40%

Net interest income (tax equivalent)(1)(5)		$18,496	3.04%		$14,638	2.88%		$18,090	3.04%

Net interest margin (tax equivalent)(1)			3.46%			3.08%			3.39%
Net interest income(2)(5)		$17,553			$14,070			$17,161

Net interest margin(2)			3.28%			2.96%			3.22%

(1)	Adjusted for 35% tax rate in 2006 and 2005 and adjusted for the dividends-received deduction where applicable.

(2)	Not adjusted for 35% tax rate in 2006 and 2005 or for the dividends-received deduction.

(3)	Nonaccrual loans are included in the average balance; however, these loans are not earning any interest.

(4)	Includes loan fees which are immaterial.

(5)	The following table reconciles reported net interest income on a tax equivalent basis for the periods presented:

	2Q06	2Q05	1Q06
Net interest income	$17,553	$14,070	$17,161
Tax equivalent adjustment to net interest income	943	568	929

Net interest income, tax equivalent basis	$18,496	$14,638	$18,090

(6)	Includes construction loans.

MIDWEST BANC HOLDINGS, INC.
CONSOLIDATED NET INTEREST MARGIN

	For the Six Months Ended
	June 30, 2006			June 30, 2005
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
	(Dollars in thousands)
Interest-Earning Assets:
Federal funds sold and interest- bearing deposits due from banks	$10,892	$280	5.14%	$22,654	$245	2.16%
Securities:
Taxable(1)	626,512	16,230	5.18	661,244	15,057	4.55
Exempt from federal income taxes(1)	86,503	2,542	5.88	11,326	367	6.48

Total securities	713,015	18,772	5.26	672,570	15,424	4.58
FRB and FHLB stock	14,757	276	3.74	13,830	387	5.60
Loans:
Commercial loans(1)(3)(4)	202,269	7,876	7.79	181,747	5,596	6.16
Commercial real estate loans(1)(3)(4)	963,188	35,815	7.44	805,343	25,878	6.43
Agricultural loans(3)(4)	2,276	86	7.56	1,352	45	6.66
Consumer real estate loans(3)(4)	223,977	7,243	6.47	163,541	4,637	5.67
Consumer installment loans(3)(4)	4,500	173	7.69	3,766	140	7.43

Total loans	1,396,210	51,193	7.34	1,155,749	36,296	6.28

Total interest-earning assets	$2,134,874	$70,521	6.60%	$1,864,803	$52,352	5.62%

Interest-Bearing Liabilities:
Deposits:
Interest-bearing demand deposits	$140,328	$549	0.78%	$190,965	$1,471	1.54%
Money-market demand accounts and savings accounts	285,062	2,373	1.66	356,040	2,988	1.68
Time deposits less than $100,000	760,415	14,760	3.88	730,766	10,822	2.96
Time deposits of $100,000 or more	224,170	5,087	4.54	54,172	694	2.56
Public funds	13,199	291	4.41	8,843	101	2.28

Total interest-bearing deposits	1,423,174	23,060	3.24	1,340,786	16,076	2.40
Borrowings:
Federal funds purchased and repurchase agreements	245,813	5,277	4.29	207,261	2,880	2.78
FHLB advances	188,674	3,521	3.73	118,125	3,026	5.12
Notes payable and other borrowings	55,672	2,077	7.46	56,080	1,973	7.04

Total borrowings	490,159	10,875	4.44	381,466	7,879	4.14

Total interest-bearing liabilities	$1,913,333	$33,935	3.54%	$1,722,252	$23,955	2.78%

Net interest income (tax equivalent)(1)(5)		$36,586	3.06%		$28,397	2.84%

Net interest margin (tax equivalent)(1)			3.43%			3.05%
Net interest income(2)(5)		$34,714			$27,308

Net interest margin(2)			3.25%			2.93%

(1)	Adjusted for 35% tax rate in 2006 and 2005 and adjusted for the dividends-received deduction where applicable.

(2)	Not adjusted for 35% tax rate in 2006 and 2005 or for the dividends-received deduction.

(3)	Nonaccrual loans are included in the average balance; however, these loans are not earning any interest.

(4)	Includes loan fees which are immaterial.

(5)	The following table reconciles reported net interest income on a tax equivalent basis for the periods presented:

	2Q06	2Q05
Net interest income	$34,714	$27,308
Tax equivalent adjustment to net interest income	1,872	1,089

Net interest income, tax equivalent basis	$36,586	$28,397

(6)	Includes construction loans.

MIDWEST BANC HOLDINGS, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars and shares in thousands, except per share data)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2006	2006	2005	2005	2005
Income Statement Data:
Net income (loss)	$2,890	$5,941	$6,670	$11,542	$(16,350)
Core net income (1)	2,890	5,941	6,670	6,629	2,655
Core efficiency ratio (1) (3) (4) (8)	57.38%	55.20%	50.66%	53.75%	65.04%

Per Share Data and Other:
Basic earnings per share from continuing operations	$0.13	$0.27	$0.31	$0.30	$(0.94)
Basic earnings per share from discontinued operations	0.00	0.00	0.00	0.28	0.04
Basic earnings per share	0.13	0.27	0.31	0.58	(0.90)
Diluted earnings per share from continuing operations	0.13	0.27	0.30	0.29	(0.94)
Diluted earnings per share from discontinued operations	0.00	0.00	0.00	0.28	0.04
Diluted earnings per share	0.13	0.27	0.30	0.57	(0.90)
Cash dividends declared	0.13	0.12	0.12	0.12	0.12
Book value at end of period	9.71	9.99	9.91	9.87	7.65
Tangible book value at end of period (10)	9.67	9.95	9.87	9.83	7.60
Stock price at end of period	22.25	25.94	22.25	23.06	19.29
Average stock price	22.84	24.25	22.42	21.91	19.37
Full time equivalent employees	420.00	412.00	402.00	388.00	378.00

Selected Financial Ratios:
Return on average assets from continuing operations (5)	0.50%	1.05%	1.18%	0.98%	(2.95)%
Core return on average assets from continuing operations (1) (5)	0.50	1.05	1.18	0.98	0.32
Return on average equity from continuing operations (6)	5.31	11.06	12.37	13.49	(48.38)
Core return on average equity from continuing operations (1) (5)	5.31	11.06	12.37	13.49	5.24
Dividend payout from continuing operations	100.24	44.29	39.55	44.58	n/a
Loans to deposits at end of period	89.82	86.83	88.62	83.22	81.07
Average equity to average assets	9.42	9.46	9.50	7.30	6.09
Equity to assets at end of period	9.02	9.38	9.37	9.67	5.55
Tangible capital to assets at end of period (10)	8.99	9.34	9.33	9.63	5.51
Tier I capital to risk-weighted assets (11)	16.22	16.49	16.97	17.33	11.10
Total capital to risk-weighted assets (11)	17.44	17.53	18.07	18.48	12.30
Net interest margin (tax equivalent) (7) (8)	3.46	3.39	3.57	3.53	3.08
Allowance for loan losses to total loans at the end of period	1.47	1.26	1.32	1.41	1.43
Net loans charged off to average loans	0.53	0.01	0.12	0.08	0.13
Nonaccruing loans to loans at the end of period	0.77	0.56	0.59	0.54	0.54
Nonperforming assets to total assets (9)	0.68	0.81	0.83	0.81	0.71
Allowance to nonaccruing loans	1.91x	2.25x	2.25x	2.61x	2.63x

MIDWEST BANC HOLDINGS, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars and shares in thousands, except per share data)

	Six Months Ended
	June 30,	June 30,
	2006	2005
Income Statement Data:
Net income (loss)	$8,831	$(12,268)
Core net income (1)	8,831	6,737
Core efficiency ratio (1) (3) (4) (8)	56.31%	65.25%

Per Share Data and Other:
Basic earnings per share from continuing operations	$0.40	$(0.78)
Basic earnings per share from discontinued operations	0.00	0.11
Basic earnings per share	0.40	(0.67)
Diluted earnings per share from continuing operations	0.40	(0.78)
Diluted earnings per share from discontinued operations	0.00	0.11
Diluted earnings per share	0.40	(0.67)
Cash dividends declared	0.25	0.24
Book value at end of period	9.71	7.65
Tangible book value at end of period (10)	9.67	7.60
Stock price at end of period	22.25	19.29
Average stock price	23.54	20.26
Full time equivalent employees	420.00	378.00

Selected Financial Ratios:
Return on average assets from continuing operations (5)	0.77%	(1.25)%
Core return on average assets from continuing operations (1) (5)	0.77	0.43
Return on average equity from continuing operations (6)	8.16	(20.16)
Core return on average equity from continuing operations (1) (5)	8.16	6.87
Dividend payout from continuing operations	62.60	n/a
Loans to deposits at end of period	89.82	81.07
Average equity to average assets	9.44	6.18
Equity to assets at end of period	9.02	5.55
Tangible capital to assets at end of period (10)	8.99	5.51
Tier I capital to risk-weighted assets (11)	16.22	11.10
Total capital to risk-weighted assets (11)	17.44	12.30
Net interest margin (tax equivalent) (7) (8)	3.43	3.05
Allowance for loan losses to total loans at the end of period	1.47	1.43
Net loans charged off to average loans	0.27	0.07
Nonaccruing loans to loans at the end of period	0.77	0.54
Nonperforming assets to total assets (9)	0.68	0.71
Allowance to nonaccruing loans	1.91x	2.63x

MIDWEST BANC HOLDINGS, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars and shares in thousands, except per share data)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2006	2006	2005	2005	2005
Balance Sheet Data:
Total assets	$2,361,602	$2,336,448	$2,307,608	$2,225,097	$2,526,163
Total earning assets	2,170,311	2,128,688	2,126,227	2,048,772	1,760,538
Average earning assets (quarter-to-date)	2,138,317	2,131,391	2,083,125	1,937,819	1,900,377
Average assets (quarter-to-date)	2,319,713	2,303,413	2,252,078	2,382,602	2,334,909
Total loans	1,422,830	1,403,700	1,349,996	1,276,026	1,217,825
Average loans (quarter-to-date)	1,421,485	1,367,971	1,301,623	1,229,508	1,185,041
Total securities	675,585	693,674	747,388	751,342	518,245
Average securities (quarter-to-date)	688,634	737,667	751,779	677,993	697,570
Allowance for loan losses	20,874	17,737	17,760	17,993	17,419
Total deposits	1,584,067	1,616,634	1,523,384	1,533,225	1,502,208
Average deposits (quarter-to-date)	1,605,473	1,551,065	1,517,163	1,499,732	1,491,456
Borrowings	527,275	473,618	538,480	442,255	481,319
Stockholders’ equity	213,112	219,187	216,126	215,186	140,099
Tangible stockholders’ equity (10)	212,221	218,296	215,235	214,295	139,208
Average equity (quarter-to-date)	218,505	217,807	213,872	173,838	142,187

Share Data:
Common shares outstanding	21,946	21,933	21,814	21,793	18,322
Basic	21,942	21,871	21,797	20,060	18,245
Diluted — continuing operations	22,176	22,136	22,077	20,354	18,245
Diluted — discontinued operations	22,176	22,136	22,077	20,354	18,465
Diluted	22,176	22,136	22,077	20,354	18,245

	Six Months Ended
	June 30,	June 30,
	2006	2005
Balance Sheet Data:
Total assets	$2,361,602	$2,526,163
Total earning assets	2,170,311	1,760,538
Average earning assets (year-to-date)	2,134,874	1,864,803
Average assets (year-to-date)	2,311,586	2,292,653
Total loans	1,422,830	1,217,825
Average loans (year-to-date)	1,394,876	1,155,272
Total securities	675,585	518,245
Average securities (year-to-date)	713,015	672,570
Allowance for loan losses	20,874	17,419
Total deposits	1,584,067	1,502,208
Average deposits (year-to-date)	1,578,419	1,491,456
Borrowings	527,275	481,319
Stockholders’ equity	213,112	140,099
Tangible stockholders’ equity (10)	212,221	139,208
Average equity (year-to-date)	218,183	141,767

Share Data:
Common shares outstanding	21,946	18,322
Basic	21,907	18,196
Diluted — continuing operations	22,153	18,196
Diluted — discontinued operations	22,153	18,434
Diluted	22,153	18,196

(1)	Core net income is net income excluding the balance sheet repositioning charges and the gain on sale of subsidiary. Management believes that core net income is a more useful measure of operating performance since it excludes items that are not recurring in nature. In addition, management believes core net income is more reflective of current trends. The following table reconciles reported net income to core net income for the periods presented:

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2006	2006	2005	2005	2005
Net income (loss)	$2,890	$5,941	$6,670	$11,542	$(16,350)
Gain on sale of subsidiary, net of tax	—	—	—	(6,881)	—
Loss on U.S. Agency debt securities, net of tax	—	—	—	1,968	10,595
Charge from prepayment of FHLB advances, net of tax	—	—	—	—	5,866
Charge from unwinding swaps, net of tax	—	—	—	—	2,206
Charge from redemption of trust preferred securities, net of tax	—	—	—	—	318

Core net income	$2,890	$5,941	$6,670	$6,629	$2,655

	Six Months Ended
	June 30,	June 30,
	2006	2005
Net income (loss)	$8,831	$(12,268)
Loss on U.S. Agency debt securities, net of tax	—	10,595
Charge from prepayment of FHLB advances, net of tax	—	5,886
Charge from unwinding swaps, net of tax	—	2,206
Charge from redemption of trust preferred securities, net of tax	—	318

Core net income	$8,831	$6,737

Core income from continuing operations is income from continuing operations excluding the balance sheet repositioning charges. As explained above, core income from continuing operations provides greater insight into comparisons between periods by eliminating the impact of specific charges relating to the balance sheet repositioning. The following table reconciles reported income from continuing operations to core income from continuing operations for the periods presented:

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2006	2006	2005	2005	2005
Income (loss) from continuing operations	$2,890	$5,941	$6,670	$5,913	$(17,149)
Loss on U.S. Agency debt securities, net of tax	—	—	—	—	10,595
Charge from prepayment of FHLB advances, net of tax	—	—	—	—	5,886
Charge from unwinding swaps, net of tax	—	—	—	—	2,206
Charge from redemption of trust preferred securities, net of tax	—	—	—	—	318

Core income from continuing operations	$2,890	$5,941	$6,670	$5,913	$1,856

	Six Months Ended
	June 30,	June 30,
	2006	2005
Income (loss) from continuing operations	$8,831	$(14,172)
Loss on U.S. Agency debt securities, net of tax	—	10,595
Charge from prepayment of FHLB advances, net of tax	—	5,886
Charge from unwinding swaps, net of tax	—	2,206
Charge from redemption of trust preferred securities, net of tax	—	318

Core income from continuing operations	$8,831	$4,833

(2)	The following table reconciles investment securities to investment securities and other related assets for the periods presented:

	June 30,	March 31,	December 31,	September 30,	June 30,
	2006	2006	2005	2005	2005
Investment securities	$675,585	$693,674	$747,388	$751,342	$518,245
Federal funds and other short-term investments	52,152	14,965	12,270	5,440	9,294
Net due from broker	(8,203)	24,810	(1,301)	(6,852)	207,624

Total investment securities and other related assets	$719,534	$733,449	$758,357	$749,930	$735,163

(3)	Excludes net gains or losses on securities transactions.

(4)	Noninterest expense less amortization and other real estate expenses divided by the sum of net interest income (tax equivalent) plus noninterest income. Core efficiency ratio excludes charges from the balance sheet repositioning. Management believes that the core efficiency ratio is a more useful measure since it excludes items that are not recurring in nature is more reflective of current trends. The following table reconciles reported noninterest expense to core noninterest expenses for the periods presented:

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2006	2006	2005	2005	2005
Noninterest expenses	$13,041	$11,885	$10,864	$11,277	$27,670
Charge from prepayment of FHLB advances	—	—	—	—	(9,547)
Charge from unwinding swaps	—	—	—	—	(3,578)
Charge from redemption of trust preferred securities	—	—	—	—	(516)

Core noninterest expenses	$13,041	$11,885	$10,864	$11,277	$14,029

	Six Months Ended
	June 30,	June 30,
	2006	2005
Noninterest expenses	$24,926	$38,386
Charge from prepayment of FHLB advances	—	(9,547)
Charge from unwinding swaps	—	(3,578)
Charge from redemption of trust preferred securities	—	(516)

Core noninterest expenses	$24,926	$24,745

(5)	Net income divided by average assets for the period.

(6)	Net income divided by average equity for the period.

(7)	Net interest income, on a tax equivalent basis, divided by average interest earning assets for the period.

(8)	The following table reconciles reported net interest income on a tax equivalent basis for the periods presented:

Quarter-to-date	2Q06	1Q06	4Q05	3Q05	2Q05
Net interest income	$17,553	$17,161	$17,716	$16,423	$14,070
Tax equivalent adjustment to net interest income	943	929	858	681	568

Net interest income, tax equivalent basis	$18,496	$18,090	$18,574	$17,104	$14,638

Year-to-date	2Q06	2Q05
Net interest income	$34,714	$27,308
Tax equivalent adjustment to net interest income	1,872	1,089

Net interest income, tax equivalent basis	$36,586	$28,397

(9)	Includes total nonaccrual loans and other real estate owned.

(10)	Stockholders’ equity less goodwill. The following table reconciles reported stockholders’ equity to tangible stockholders’ equity for the periods presented:

	2Q06	1Q06	4Q05	3Q05	2Q05
Stockholders’ equity	$213,112	$219,187	$216,126	$137,423	$140,099
Goodwill	891	891	891	891	891

Tangible stockholders’ equity	$212,221	$218,296	$215,235	$136,532	$139,208

(11)	These regulatory capital ratios exclude the accumulated other comprehensive loss as follows:

	2Q06	1Q06	4Q05	3Q05	2Q05
Accumulated other comprehensive loss	$(16,380)	$(9,682)	$(7,606)	$(3,937)	$(1,676)